UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Rochester Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  May 31

Date of reporting period:  5/31/2017

Item 1.  Reports to Stockholders.

Annual Report 5/31/2017

OppenheimerFunds®
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Oppenheimer Rochester® **Short Term Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond 1 Year (1-2) Index
1-Year	1.54%	-0.75%	0.86%
5-Year	1.93	1.47	0.75
Since Inception (12/6/10)	2.36	2.00	0.88

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Our Twitter handle is @RochesterFunds.

2        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester Short Term Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period, despite post-Election Day volatility in the municipal bond market. As of May 31, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 1.44% and a yield-driven annual total return of 1.54% at NAV. Over the same period, the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1 Year (1-2) Index, provide a total return of 0.86%. Tax-free income comprised 100% of the Fund’s total return this reporting period.

MARKET OVERVIEW

U.S. equities rallied and the yields of Treasury and municipal bonds improved after Election Day as investors considered the potential implications of the election results and adjusted their portfolios. As a result, the Bloomberg Barclays Municipal Bond Index – which is a widely used index of the performance of the general municipal bond market – had a positive total return for the 12-month period ended May 31, 2017.

In May 2017, the Federal Reserve Open Market Committee (FOMC) decided to hold

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 1.02% at the end of this reporting period. At 1.44%, the distribution yield at NAV for this Fund’s Class A shares was 42 basis points higher than the category average.

off on raising the Fed Funds target rate until it had more evidence that the country’s economic slowdown during the first quarter of 2017 was temporary.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	1.44%

Dividend Yield with sales charge	1.41

Standardized Yield	0.63

Taxable Equivalent Yield	1.11

Last distribution (5/23/17)	$0.005

Total distributions (6/1/16 to 5/31/17)	$0.058

Endnotes for this discussion begin on page 11 of this report.

3        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The benchmark interest rate was raised in December 2016 and in March 2017, each time by one-quarter of 1 percentage point. At a press conference after the March 2017 meeting, Chairman Janet Yellen said “The simple message is—the economy is doing well. The unemployment rate has moved way down, and many more people are feeling optimistic about their labor prospects.” The FOMC made no changes in March to its earlier forecast regarding future changes to the Fed Funds rate: It still expected two more quarter-point increases in 2017 and three increases in 2018.

From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

Please note: On June 14, 2017, the Fed Funds target rate was raised by one-quarter of 1 percentage point to a range of 1.00% to 1.25%, and the FOMC signaled plans for one more rate increase in 2017. Citing continued U.S. economic growth and job market strength, the Fed also announced it would begin to reduce its holdings of bonds and other securities this year.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

High-grade municipal bonds came under pricing pressure, notably after Election Day, and the yield curve for these securities was higher on May 31, 2017 than it had been on May 31, 2016. The median yield on 30-year, AAA-rated muni bonds stood at 2.94% on May 31, 2017, up 30 basis points from May 31, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.09% on May 31, 2017, up 39 basis points from the May 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.85%, up 39 basis points from the May 2016 date.

Treasury yields also rose during the reporting period, but munis continued to offer most taxpayers more favorable after-tax yields at the long end of the maturity curve than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico). Investors should note that on May 3, 2017, the federal oversight board established under the Puerto Rico Oversight, Management and Economic Stability Act (aka PROMESA) announced a restructuring of Puerto Rico’s public debt. This restructuring was undertaken through a court filing similar to a bankruptcy

4        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

filing, under Title III of PROMESA. On the last day of this reporting period, Gov. Ricardo Rosselló proposed a $9.56 billion general fund budget for fiscal year 2018, which begins July 1, 2017; the budget calls for a 6.3% increase in spending, driven in part by pension allocations of more than $2 billion. Per PROMESA, the oversight board has the authority to approve its own budget in lieu of the budget proposed by the governor.

FUND PERFORMANCE

Oppenheimer Rochester Short Term Municipal Fund held more than 620 securities as of May 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed

5        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

6        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

income investments. This Fund’s Class A dividend, which was 0.55 cents per share at the outset of this reporting period, was reduced to 0.50 cents per share beginning with the July 2016 payout and to 0.45 cents per share beginning with the December 2016 payout. In all, the Fund distributed 5.8 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

The Fund’s three largest sectors – general obligation (G.O.) bonds, municipal leases and hospital/healthcare – were leading contributors to the Fund’s outperformance versus its benchmark this reporting period. The Fund’s G.O. holdings consisted of bonds issued by a broad array of U.S. municipalities and by the Commonwealth of Puerto Rico; G.O.s are backed by the full faith and taxing authority of the state or local government that issues them. All of the G.O. bonds issued by Puerto Rico are insured by insurers that the Rochester investment team believes to be high quality, as are all of the Fund’s other Puerto Rico holdings, with the exception of two bonds that have been pre-refunded and are thus backed by U.S. Treasuries (see discussion of U.S. government obligations below). While we believe that the legal protections for Puerto Rico’s G.O. debt are strong, they have not been tested before a court. Research-based security selection continued to be a factor in the strong performance of the municipal leases sector and the hospital/healthcare sector, the Fund’s second and third largest sectors as of May 31, 2017. The smaller adult living facilities sector also contributed favorably to the Fund’s total return this reporting period; securities in this sector tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices. The Fund’s small investment in securities issued to finance correctional facilities bonds (less than 1% of assets as of May 31, 2017) detracted from performance this reporting period. The only other sector to detract from the Fund’s performance was the U.S. government obligations sector, which consists of pre-refunded securities. In a pre-refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates; the proceeds from the new issuance are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bonds. The U.S. government obligation sector was a detractor this reporting period because of declining prices in the market for Treasury securities.

The Fund’s Puerto Rico holdings, all of which are insured or have been pre-refunded, contributed favorably to performance this reporting period. The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O.s and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. A complete listing of securities

7        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 2 years or less for its portfolio. The Fund may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no

Scott S. Cottier, CFA
Senior Vice President, Senior
Portfolio Manager and Team
Leader

NRSRO rating, on internal ratings.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Troy E. Willis, CFA, J.D.
Senior Vice President, Senior
Portfolio Manager and Team
Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

8        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	21.4%
Hospital/Healthcare	9.0
Municipal Leases	7.0
Government Appropriation	7.0
Education	5.9
Water Utilities	5.7
Multifamily Housing	5.4
U.S. Government Obligations	5.3
Tobacco Master Settlement Agreement	4.1
Highways/Commuter Facilities	4.0

Portfolio holdings are subject to change. Percentages are as of May 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	2.5%	1.1%	3.6%
AA	52.5	0.4	52.9
A	20.2	7.6	27.8
BBB	8.3	2.4	10.7
BB or lower	4.1	0.9	5.0
Total	87.6%	12.4%	100.0%

The percentages above are based on the market value of the securities as of May 31, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information. For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

9        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 5/31/17

	Without Sales Charge	With Sales Charge
Class A	1.44%	1.41%
Class C	0.74	N/A
Class Y	1.67	N/A

STANDARDIZED YIELDS For the 30 Days Ended 5/31/17
Class A	0.63%
Class C	-0.11	*
Class Y	0.88

TAXABLE EQUIVALENT YIELDS As of 5/31/17
Class A	1.11%
Class C	N/A
Class Y	1.55

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (ORSTX)	12/6/10	1.54%	1.93%	2.36%
Class C (ORSCX)	12/6/10	0.78	1.15	1.58
Class Y (ORSYX)	12/6/10	1.52	2.18	2.60

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (ORSTX)	12/6/10	-0.75%	1.47%	2.00%
Class C (ORSCX)	12/6/10	-0.22	1.15	1.58
Class Y (ORSYX)	12/6/10	1.52	2.18	2.60

* The standardized yield of the Fund’s Class C shares was negative because expenses accrued during the 30 days ended 5/31/17 exceeded the income collected during that period.

10        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond 1 Year (1-2) Index, which consists of investment-grade municipal bonds having remaining maturities of 1 to 2 years. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0045 for the 28-day accrual period ended May 23, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on May 23, 2017; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0023

11        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

and $0.0052, respectively, for the 28-day accrual period ended May 23, 2017, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended May 31, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on May 31, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Municipal Debt Funds category is based on 113 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

12        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

13        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Actual	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During 6 Months Ended May 31, 2017
Class A	$ 1,000.00	$ 1,018.20	$ 4.34
Class C	1,000.00	1,017.10	8.18
Class Y	1,000.00	1,019.40	3.13

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.64	4.34
Class C	1,000.00	1,016.85	8.18
Class Y	1,000.00	1,021.84	3.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.86%
Class C	1.62
Class Y	0.62

15        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS May 31, 2017

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Municipal Bonds and Notes—96.9%
Alabama—3.8%
$645,000	AL Health Care Authority for Baptist Health of Alabama	5.000%	11/15/2021	06/30/2017	A	$647,264

240,000	AL Public Hsg. Authority, Series B	4.450	01/01/2024	06/30/2017	A	243,247

30,000	Birmingham, AL GO	4.000	12/01/2021	06/30/2017	A	30,072

75,000	Jefferson County, AL GO	5.000	04/01/2018	06/30/2017	A	75,239

1,000,000	Jefferson County, AL GO	5.000	04/01/2020	06/30/2017	A	1,003,190

400,000	Jefferson County, AL GO	5.000	04/01/2021	06/30/2017	A	401,276

2,000,000	Jefferson County, AL GO	5.000	04/01/2022	06/30/2017	A	2,006,380

5,045,000	Jefferson County, AL GO	5.000	04/01/2023	06/30/2017	A	5,061,094

2,000,000	Jefferson County, AL GO	5.000	04/01/2024	06/30/2017	A	2,006,180

225,000	Jefferson County, AL Limited Obligation School Warrant	4.750	01/01/2025	06/30/2017	A	225,718

180,000	Jefferson County, AL Limited Obligation School Warrant	4.750	01/01/2025	06/30/2017	A	180,574

7,260,000	Jefferson County, AL Limited Obligation School Warrant	5.000	01/01/2024	06/30/2017	A	7,283,159

765,000	Jefferson County, AL Limited Obligation School Warrant	5.000	01/01/2024	06/30/2017	A	767,440

1,745,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2018	06/30/2017	A	1,750,567

1,255,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	06/30/2017	A	1,259,003

3,140,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	06/30/2017	A	3,150,017

570,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2020	06/30/2017	A	571,818

30,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2023	06/30/2017	A	30,096

2,250,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	06/30/2017	A	2,257,178

3,335,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	06/30/2017	A	3,345,639

375,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2022	06/30/2017	A	376,196

2,525,000	Jefferson County, AL Public Building Authority	5.000	04/01/2026	06/30/2017	A	2,533,055

160,000	Jefferson County, AL Public Building Authority	5.125	04/01/2020	06/30/2017	A	160,510

2,590,000	Jefferson County, AL Public Building Authority	5.125	04/01/2021	06/30/2017	A	2,598,262

800,000	Mobile, AL Improvement District (McGowin Park)	4.000	08/01/2020	02/21/2019	B	819,848

						38,783,022

16        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Alaska—0.3%
$2,465,000	Koyukuk, AK Revenue (Tanana Chiefs Conference Health Care Facility-Dena’ Nena’ Henash)	7.000%	10/01/2023	05/25/2019	C	$2,722,322

Arizona—1.6%
10,000	AZ Board of Regents COP (University of Arizona & Arizona State University BioMed)	4.375	06/01/2024	06/30/2017	A	10,027

90,000	AZ Health Facilities Authority (The Beatitudes Campus)	5.100	10/01/2022	06/30/2017	A	90,126

1,000,000	Maricopa County, AZ Unified School District No. 60 Higley	4.250	07/01/2018	07/01/2017	A	1,002,760

245,000	Pima County, AZ IDA (Excalibur Charter School)	5.000	09/01/2026	06/28/2022	B	240,712

8,125,000	Pima County, AZ IDA Floaters Series 2015-XF0087 Trust	1.060 [1]	03/01/2030	06/07/2017	A	8,125,000

2,230,000	Surprise, AZ Municipal Property Corp.	4.700	04/01/2022	10/01/2017	A	2,256,693

2,770,000	Westpark, AZ Community Facilities District	4.000	07/15/2025	10/04/2021	B	2,826,896

1,160,000	Yavapai County, AZ IDA (Arizona Agribusiness and Equine Center)	3.900	09/01/2024	11/14/2021	B	1,173,827

						15,726,041

Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)	5.250	11/01/2019	06/30/2017	A	25,089

California—13.1%
320,000	Adelanto, CA School District	3.745 [2]	09/01/2018	03/13/2018	B	304,861

1,055,000	Alameda Contra Costa, CA Transit District COP	4.750	08/01/2017	08/01/2017		1,061,678

11,705,000	Alhambra, CA COP (Police Facilities)	6.750	09/01/2023	12/04/2020	B	13,330,005

20,000	Barstow, CA Redevel. Agency	4.700	09/01/2022	06/30/2017	A	20,066

450,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2022	09/01/2022		513,171

475,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2023	09/01/2023		548,644

5,000	Bell, CA GO	4.125	08/01/2021	06/30/2017	A	5,013

50,000	Berkeley, CA Community Facilities District Special Tax (Disaster Fire Protection)	4.500	09/01/2017	09/01/2017		50,426

75,000	CA College of the Sequoias Community College District COP	4.750	05/01/2026	06/30/2017	A	75,227

45,000	CA County Tobacco Securitization Agency[3]	4.250	06/01/2021	06/30/2017	A	45,010

17        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$70,000	CA County Tobacco Securitization Agency (TASC)[3]	5.750%	06/01/2029	06/30/2017	A	$70,420
5,000	CA Educational Facilities Authority (California Western School of Law)	5.000	10/01/2018	06/30/2017	A	5,016
1,000,000	CA GO	4.000 [1]	12/01/2027	06/30/2017	A	1,002,720
5,000	CA GO	4.750	02/01/2018	06/30/2017	A	5,016
5,000	CA GO	5.750	11/01/2017	11/01/2017		5,106
40,000,000	CA Golden State Tobacco Securitization Corp. (TASC) Floaters Series 2015-XF1038 Trust	0.910 [1]	06/01/2045	06/07/2017	A	40,000,000
570,000	CA Pollution Control Financing Authority (Calplant I)[3]	7.000	07/01/2022	10/09/2021	B	583,372
4,310,000	CA Public Works	6.500	09/01/2017	09/01/2017		4,371,719
170,000	CA Public Works (California Community Colleges)	4.500	10/01/2026	06/30/2017	A	170,479
150,000	CA Public Works (California Community Colleges)	4.875	12/01/2017	06/30/2017	A	150,472
20,000	CA Public Works (California Community Colleges)	4.875	12/01/2018	06/30/2017	A	20,063
100,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	06/30/2017	A	100,354
25,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	06/30/2017	A	25,094
15,000	CA Public Works (Dept. of Forestry)	4.875	10/01/2018	06/30/2017	A	15,048
100,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	06/30/2017	A	100,382
50,000	CA Public Works (Various Community Colleges)	4.875	12/01/2018	06/30/2017	A	50,157
380,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	06/30/2017	A	383,773
550,000	CA Statewide CDA (588 Charleston Project)	5.000	11/01/2019	11/13/2018	B	569,552
2,000,000	CA Statewide CDA (Bakersfield Reassessment District)	5.000	09/02/2022	07/03/2020	B	2,157,480
1,425,000	CA Statewide CDA (EVLAJHA / GVLAJHA / JHAGS / LAJHFTA / FEV / JHAW / BCSC / ASN Obligated Group)	4.750	08/01/2020	06/30/2017	A	1,425,883
10,000	CA Statewide CDA Water & Wastewater	4.900	10/01/2017	06/30/2017	A	10,034
20,000	CA Statewide CDA Water & Wastewater	4.900	10/01/2018	06/30/2017	A	20,066
5,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2018	06/30/2017	A	5,015
25,000	CA Water Resource Devel. GO, Series M	4.000	10/01/2018	06/30/2017	A	25,064
40,000	CA Water Resource Devel. GO, Series Q	4.750	03/01/2018	06/30/2017	A	40,130

18         OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$35,000	CA Water Resource Devel. GO, Series Q	4.750%	03/01/2021	06/30/2017	A	$35,110
305,000	Castaic, CA Union School District	2.859 [2]	11/01/2019	06/19/2019	B	289,494
25,000	Castaic, CA Union School District	3.875 [2]	05/01/2018	05/01/2018		24,720
405,000	Cerritos, CA Public Financing Authority	5.000	11/01/2018	11/01/2017	A	419,851
5,000	Clovis, CA Public Financing Authority (Refuse Landfill)	5.000	09/01/2018	06/30/2017	A	5,017
10,000	Coronado, CA Community Devel. Agency Tax Allocation	4.250	09/01/2017	06/30/2017	A	10,027
2,030,000	Eureka, CA Union School District	3.356 [2]	08/01/2018	02/08/2018	B	1,955,357
30,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500	10/01/2017	10/01/2017		30,452
240,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	4.750	09/01/2026	06/30/2017	A	240,739
5,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	5.200	09/01/2030	06/30/2017	A	5,016
100,000	Freemont, CA GO COP	4.500	08/01/2021	08/01/2017	A	101,570
90,000	Fresno, CA Joint Powers Financing Authority	4.750	04/01/2023	04/01/2018	A	92,976
2,635,000	Fresno, CA Sewer System	5.250	09/01/2019	03/08/2018	B	2,718,609
4,545,000	Fullerton, CA Public Financing Authority	5.000	09/01/2024	09/01/2017	A	4,589,450
1,200,000	Howell Mountain, CA Elementary School District	3.418 [2]	08/01/2027	09/10/2024	B	881,544
580,000	Imperial, CA PFA (Wastewater Facility)	5.000	10/15/2019	10/15/2019		631,272
610,000	Imperial, CA PFA (Wastewater Facility)	5.000	10/15/2020	10/15/2020		683,078
845,000	Imperial, CA PFA (Water Facility)	5.000	10/15/2019	10/15/2019		919,698
885,000	Imperial, CA PFA (Water Facility)	5.000	10/15/2020	10/15/2020		991,023
1,460,000	Jefferson, CA Union High School District	6.250	08/01/2020	02/20/2019	B	1,593,181
200,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)	2.000	09/01/2018	03/04/2018	B	200,564
10,000	Lodi, CA Wastewater System	4.750	10/01/2024	06/30/2017	A	10,030
8,945,000	Los Angeles County, CA Community Devel. Properties Floaters Series 2016-XL0022 Trust	1.060 [1]	09/01/2042	06/07/2017	A	8,945,000
25,000	Madera County, CA COP (Valley Children’s Hospital)	4.750	03/15/2018	06/30/2017	A	25,079
15,000	Maricopa, CA Unified School District	4.125	11/01/2018	06/30/2017	A	15,029
70,000	Metropolitan Water District of Southern California Linked SAVRS & RIBS	5.750	08/10/2018	03/04/2018	B	72,309
30,000	Modesto, CA COP (Golf Course)	5.000	11/01/2023	01/11/2021	B	32,140

19        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,410,000	Natomas, CA Unified School District	5.950%	09/01/2021	07/11/2019	B	$1,530,273
860,000	Northern, CA Inyo County Local Hospital District	6.000	12/01/2021	10/24/2019	A	921,172
150,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	09/02/2017	A	151,821
4,575,000	Orange County, CA COP (Civic Center Facilities)	3.330 [2]	12/01/2018	06/02/2018	B	4,362,629
2,000,000	Palomar Pomerado, CA Health Care District COP	5.500	11/01/2019	11/14/2018	B	2,116,040
395,000	Pasadena, CA COP (Old Pasadena Parking Facility)	6.250	01/01/2018	01/01/2018		405,570
50,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	4.625	09/01/2017	06/30/2017	A	50,153
1,455,000	Riverbank, CA Elementary School District	3.611 [2]	08/01/2018	02/12/2018	B	1,396,102
630,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2018	09/01/2018		657,588
665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2019	09/01/2019		715,726
695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2020	09/01/2020		766,807
115,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2018	09/02/2018		119,989
120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2019	09/02/2019		128,959
125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2020	09/02/2020		137,744
290,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)	6.500	12/01/2021	01/18/2020	B	324,011
4,950,000	Sacramento, CA City Financing Authority	5.400	11/01/2020	05/27/2019	B	5,306,648
25,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	06/30/2017	A	25,100
375,000	San Bernardino County, CA COP (Medical Center Financing)	5.500	08/01/2017	08/01/2017		377,955
150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		152,228
35,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		35,520
25,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		26,411

20        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$530,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000%	09/01/2021	09/01/2021		$597,681
1,545,000	San Jose, CA Redevel. Agency	5.000	08/01/2026	08/01/2017	A	1,555,398
10,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	4.750	08/01/2019	06/30/2017	A	10,028
45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)	4.500	12/01/2018	06/30/2017	A	45,134
25,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	4.100	09/01/2019	06/30/2017	A	25,061
300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2019	11/15/2019		323,370
605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2020	11/15/2020		666,958
365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2021	11/15/2021		410,457
255,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2021	09/01/2021		287,564
310,000	Southern CA Tobacco Securitization Authority[3]	4.750	06/01/2025	06/30/2017	A	312,300
200,000	Tuolumne County, CA GO	4.000	11/01/2021	06/30/2017	A	200,312
820,000	Vallejo, CA Sanitation & Flood Control District	5.000	07/01/2019	07/13/2018	B	845,469
445,000	Vernon, CA Electric System	5.125	08/01/2021	01/08/2019	A	479,848
190,000	Vernon, CA Electric System	5.125	08/01/2021	01/22/2019	C	201,866
250,000	Westlands, CA Water District	5.000	09/01/2021	09/01/2021		288,903
250,000	Westlands, CA Water District	5.000	09/01/2022	09/01/2022		295,443
11,760,000	Whittier, CA Health Facilities (PIH/ IC/IMC/DRMCH Obligated Group)[3]	4.900	06/01/2026	12/31/2020	A	13,083,235
						132,122,324
Colorado—2.9%
120,000	Arkansas River, CO Power Authority	5.000	10/01/2020	04/25/2019	B	128,638
100,000	CO E-470 Public Highway Authority	5.250	09/01/2018	01/20/2018	B	104,662
17,850,000	CO Health Facilities Authority (Catholic Health Initiatives) Floaters Series 2015-XF1003 Trust	1.030 [1]	02/01/2041	06/07/2017	A	17,850,000
940,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan/Good Samaritan Society HCBS Obligated Group)	5.250	06/01/2022	06/30/2017	A	943,252

21        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Colorado (Continued)
$5,630,000	CO Health Facilities Authority (Valley View Hospital Association)	5.500%	05/15/2028	05/15/2018	A	$5,827,951
5,000	CO Water Resources & Power Devel. Authority	4.000	11/01/2017	06/30/2017	A	5,012
2,065,000	Public Authority for CO (Natural Gas Energy)	5.750	11/15/2018	05/26/2018	B	2,137,481
15,000	Pueblo County, CO GO COP	4.500	12/01/2024	06/30/2017	A	15,041
1,960,000	Southglenn, CO Metropolitan District	3.000	12/01/2021	01/17/2020	B	1,945,653
5,000	Weld County, CO School District RE002	5.000	12/01/2021	06/30/2017	A	5,017
						28,962,707
Connecticut—0.6%
6,120,000	CT GO4	3.254	06/01/2020	06/01/2020		6,327,651
170,000	Darien, CT GO	4.000	07/15/2019	07/15/2017	A	170,699
25,000	Winchester, CT GO	4.500	06/01/2019	06/30/2017	A	25,080
						6,523,430
District of Columbia—0.1%
625,000	District of Columbia (Kipp Charter School)	5.000	07/01/2023	01/21/2022	B	702,213
15,000	District of Columbia Ballpark	5.000	02/01/2018	06/30/2017	A	15,043
5,000	Washington D.C. Convention Center Authority (Washington Convention & Sports Authority)	4.500	10/01/2022	06/30/2017	A	5,013
						722,269
Florida—7.0%
195,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	5.500	10/01/2022	06/03/2020	B	212,230
690,000	Bonaventure, FL Devel. District Special Assessment	5.125	11/01/2022	06/30/2017	A	691,766
100,000	Brevard County, FL Industrial Devel. Revenue (TUFF Florida Tech)	6.000	11/01/2019	12/13/2018	B	102,819
25,000	Celebration, FL Community Devel. District	5.125	05/01/2020	06/30/2017	A	25,072
20,000	Fishhawk, FL Community Devel. District	5.250	05/01/2018	06/30/2017	A	20,070
100,000	FL Capital Projects Financing Authority (Florida Universities Student Hsg.)	5.125	10/01/2021	06/30/2017	A	100,015
905,000	FL Capital Trust Agency (Gardens Apartments)[3]	3.500	07/01/2025	09/16/2021	B	912,973
510,000	FL Dept. of Education (Community College)	5.000	07/01/2021	07/01/2017	A	511,821

22        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$25,000	FL Dept. of General Services	4.250%	09/01/2023	09/01/2017	A	$25,192
10,000	FL Dept. of General Services	4.500	09/01/2019	06/30/2017	A	10,030
15,000	FL Dept. of General Services	4.750	09/01/2018	06/30/2017	A	15,050
60,000	FL Dept. of General Services (Florida Dept. of Management Services)	4.250	09/01/2024	09/01/2017	A	60,457
40,000	Flagler County, FL School District	5.000	08/01/2018	06/30/2017	A	40,132
325,000	Gulf, FL Environmental Services	5.000	10/01/2018	04/22/2018	B	335,605
35,000	Hernando County, FL School Board	4.875	12/01/2018	06/30/2017	A	35,076
80,000	Hillsborough County, FL Aviation Authority (Tampa International Airport)	6.000	10/01/2017	10/01/2017		81,318
10,000	Manatee County, FL School District	4.000	10/01/2017	06/30/2017	A	10,025
50,000	Marion County, FL GO	4.625	08/01/2017	06/30/2017	A	50,158
11,130,000	Miami-Dade County, FL Expressway Authority Toll System Floaters Series 2012-DCL006 Trust	1.100 [1]	03/08/2030	06/08/2017	A	11,130,000
33,385,000	Miami-Dade County, FL School Board Floaters Series 2013- DCL002 Trust	1.090 [1]	05/01/2031	06/07/2017	A	33,385,000
40,000	Oldsmar, FL Water & Sewer[3]	5.120 [2]	07/01/2020	01/01/2019	B	34,969
9,215,000	Orange County, FL Health Facilities Authority (Orlando Health/Orlando Health Central Obligated Group) Floaters Series 2016-XF1056 Trust	0.930 [1]	10/01/2042	06/07/2017	A	9,215,000
275,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	6.125	09/15/2021	11/11/2019	B	292,671
1,305,000	Port St. Lucie, FL Special Assessment (Southwest Annexation District)	5.000	07/01/2027	07/01/2017	A	1,309,567
310,000	Sunrise, FL Special Tax District No. 1	4.800	10/01/2017	06/30/2017	A	311,020
25,000	Sunrise, FL Special Tax District No. 1	4.875	10/01/2018	06/30/2017	A	25,081
730,000	Tampa, FL Sports Authority (Tampa Bay Arena)	5.750	10/01/2020	04/22/2019	B	790,838
10,760,000	Tampa-Hillsborough County, FL Expressway Authority Floaters Series 2016-XG0097 Trust	0.930 [1]	07/01/2031	06/07/2017	A	10,760,000
						70,493,955
Georgia—0.5%
100,000	Atlanta & Fulton County, GA Recreation Authority	4.250	12/01/2023	06/30/2017	A	100,259

23        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Georgia (Continued)
$25,000	Atlanta, GA Downtown Devel. Authority (Downtown Parking Deck)	4.500%	12/01/2026	06/05/2017	A	$25,010
20,000	Atlanta, GA GO	5.600	12/01/2018	03/06/2018	C	20,770
750,000	Cobb-Marietta, GA Coliseum & Exhibit Hall Authority	5.250	10/01/2019	10/13/2018	B	790,755
150,000	GA Medical Center Hospital Authority (CRH/CRHS/HHospital/ CRHSLT&HC/CAHS/TMC/ CHR/CHSvcs/DrsH/WMS Obligated Group)	5.500	08/01/2018	02/04/2018	B	154,007
20,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	06/30/2017	A	20,066
65,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	06/30/2017	A	65,214
990,000	GA Municipal Electric Authority[4]	3.788	01/01/2020	01/01/2020		994,772
1,305,000	GA Municipal Electric Authority[4]	3.788	01/01/2021	01/01/2021		1,323,348
55,000	GA Municipal Electric Authority	5.000	01/01/2023	06/30/2017	A	55,179
350,000	GA Municipal Electric Authority	5.700	01/01/2019	07/07/2018	B	364,567
55,000	GA Municipal Electric Authority	5.700	01/01/2019	07/07/2018	B	57,351
575,000	GA Private Colleges & University Authority (Mercer University)	5.000	10/01/2020	10/01/2020		629,855
280,000	GA Private Colleges & University Authority (Spelman College)	5.250	06/01/2021	06/30/2017	A	280,994
5,000	Gwinnett County, GA Hospital Authority	4.500	10/01/2024	06/30/2017	A	5,014
50,000	Jefferson, GA Public Building Authority	5.000	04/01/2018	06/30/2017	A	50,162
310,000	Metropolitan Atlanta, GA Rapid Transit Authority	6.250	07/01/2020	01/29/2019	B	334,967
						5,272,290
Idaho—0.1%
1,000,000	Canyon County, ID School District No. 131 Nampa	5.000	07/30/2021	07/30/2017	A	1,006,440
Illinois—13.0%
10,155,000	Centerpoint, IL Intermodal Center Program[3]	4.000 [1]	06/15/2023	12/18/2017	A	10,161,296
300,000	Chicago, IL Board of Education	5.000	12/01/2017	12/01/2017		303,750
325,000	Chicago, IL Board of Education	5.000	12/01/2018	06/30/2017	A	332,209
555,000	Chicago, IL Board of Education	5.000	12/01/2021	06/30/2017	A	561,732
600,000	Chicago, IL Board of Education	5.000	12/01/2021	06/30/2017	A	613,308
100,000	Chicago, IL Board of Education	5.000	12/01/2022	12/01/2017	A	101,591
810,000	Chicago, IL Board of Education	5.000	12/01/2023	06/30/2017	A	827,966
1,800,000	Chicago, IL Board of Education	5.000	12/01/2025	06/30/2017	A	1,839,924
550,000	Chicago, IL Board of Education	5.000	12/01/2027	12/01/2018	A	573,595
100,000	Chicago, IL Board of Education	5.250	12/01/2018	06/30/2017	A	101,293
610,000	Chicago, IL Board of Education	5.250	12/01/2020	06/30/2017	A	617,887

24        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$18,560,000	Chicago, IL Board of Education	6.000%	01/01/2020	01/15/2019	B	$19,656,710
4,745,000	Chicago, IL Board of Education (School Reform)	3.093 [2]	12/01/2020	12/01/2020		4,288,151
430,000	Chicago, IL Building Acquisition COP	5.400	01/01/2018	06/30/2017	A	431,539
80,000	Chicago, IL Building Acquisition COP	5.400	01/01/2019	06/30/2017	A	80,283
6,110,000	Chicago, IL City Colleges	3.895 [2]	01/01/2024	01/01/2024		4,881,157
5,000	Chicago, IL GO	4.250	01/01/2025	06/30/2017	A	5,010
4,755,000	Chicago, IL GO	5.000	01/01/2019	06/30/2017	A	4,766,745
100,000	Chicago, IL GO	5.000	01/01/2020	06/30/2017	A	100,332
105,000	Chicago, IL GO	5.000	12/01/2020	06/30/2017	A	105,314
195,000	Chicago, IL GO	5.000	01/01/2021	06/30/2017	A	198,518
4,925,000	Chicago, IL GO	5.000	01/01/2021	06/30/2017	A	4,960,903
100,000	Chicago, IL GO	5.000	12/01/2021	06/30/2017	A	100,300
1,000,000	Chicago, IL GO	5.000	01/01/2022	01/01/2018	A	1,018,350
5,000	Chicago, IL GO	5.000	01/01/2022	06/30/2017	A	5,036
65,000	Chicago, IL GO	5.000	01/01/2023	06/30/2017	A	65,474
470,000	Chicago, IL GO	5.000	01/01/2024	06/30/2017	A	473,426
10,000	Chicago, IL GO	5.000	01/01/2024	06/30/2017	A	10,076
1,865,000	Chicago, IL GO3	5.000	12/01/2024	06/30/2017	A	1,870,595
45,000	Chicago, IL GO	5.000	01/01/2025	06/30/2017	A	45,343
15,000	Chicago, IL GO	5.000	01/01/2026	06/30/2017	A	15,052
495,000	Chicago, IL GO	5.000	01/01/2026	06/30/2017	A	498,777
450,000	Chicago, IL GO	5.250	01/01/2020	01/01/2020		486,634
275,000	Chicago, IL GO	5.250	01/01/2024	01/01/2018	A	280,475
155,000	Chicago, IL GO	5.500	01/01/2018	01/01/2018		159,211
100,000	Chicago, IL Sales Tax	5.000	01/01/2019	06/30/2017	A	102,068
560,000	Chicago, IL Sales Tax	5.000	01/01/2021	06/30/2017	A	568,893
170,000	Chicago, IL Sales Tax	5.000	01/01/2022	06/30/2017	A	172,207
150,000	Chicago, IL Sales Tax	5.000	01/01/2024	06/30/2017	A	151,947
75,000	Chicago, IL State University (Auxiliary Facilities System)	5.000	12/01/2018	06/30/2017	A	75,245
1,485,000	Chicago, IL Wastewater	5.000	01/01/2025	06/30/2017	A	1,513,349
190,000	Chicago, IL Waterworks	5.000	11/01/2023	06/22/2017	A	190,469
250,000	Chicago, IL Waterworks	5.000	11/01/2024	06/22/2017	A	250,618
20,000	Cook County, IL High School District No. 208 Riverside Brookfield Township	4.125	12/01/2020	12/01/2017	A	20,286
380,000	Cook County, IL School District No. 148 Dolton	4.750	12/01/2022	12/01/2018	A	395,291
300,000	DeKalb County, IL Community Unit School District No. 424	1.325 [2]	01/01/2018	01/01/2018		297,837
75,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)	5.250	12/01/2022	12/01/2021	A	76,587
105,000	Eastern Illinois University (Auxiliary Facilities System)	4.125	04/01/2022	06/30/2017	A	105,223
1,290,000	IL Civic Center	6.250	12/15/2020	07/14/2019	B	1,383,693
5,000	IL COP	5.800	07/01/2017	07/01/2017		5,013

25        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$5,000	IL COP	6.375%	07/01/2017	07/01/2017		$5,013
65,000	IL Finance Authority (AHCN/ AH&HC/ANSHN/ACMC/ASH Obligated Group)	5.500	11/01/2018	05/06/2018	B	67,538
1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2021	07/01/2021		1,740,292
1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2022	07/01/2022		1,152,680
1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2023	07/01/2023		1,173,230
3,000,000	IL GO	5.000	01/01/2022	01/01/2022		3,192,870
5,000,000	IL GO	5.000	04/01/2026	06/30/2017	A	5,009,050
13,800,000	IL GO Floaters Series 2015- XF1012 Trust	1.030 [1]	07/01/2033	06/07/2017	A	13,800,000
5,715,000	IL GO Floaters Series 2015- XF1013 Trust	1.050 [1]	05/01/2033	06/07/2017	A	5,715,000
10,000	IL Health Facilities Authority (Michael Reese Hospital & Medical Center)	7.600	02/15/2019	06/04/2018	A	10,735
365,000	IL Hsg. Devel. Authority	4.625	07/01/2023	07/01/2017	A	365,960
150,000	IL Medical District COP	5.000	06/01/2022	06/30/2017	A	150,261
2,795,000	IL Regional Transportation Authority	5.000	07/01/2022	06/30/2017	A	2,803,888
5,000	IL Regional Transportation Authority	5.000	07/01/2024	06/30/2017	A	5,016
195,000	IL Sales Tax[3]	6.500	06/15/2022	12/20/2021	B	219,554
4,000,000	Kendall County, IL Forest Preserve District	5.250	01/01/2023	01/01/2018	A	4,103,120
100,000	La Salle & DeKalb Counties, IL Community Unit School District No. 1	4.100	12/30/2017	12/30/2017		101,822
500,000	Lansing, IL GO	4.000	03/01/2018	03/01/2018		508,970
310,000	Matteson, IL Waterworks	4.000	12/01/2019	06/30/2017	A	310,530
150,000	Riverdale, IL GO	4.800	01/01/2023	06/30/2017	A	150,260
300,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100	01/01/2020	01/01/2020		296,805
100,000	Southwestern IL Devel. Authority (Belleville Township)	4.000	10/01/2018	06/30/2017	A	100,230
210,000	Southwestern IL Devel. Authority (Granite City)	5.250	03/01/2023	03/01/2019	A	214,047
1,080,000	Southwestern IL Devel. Authority (Memorial Group)	6.375	11/01/2023	05/31/2022	B	1,311,779
2,110,000	University of Illinois Board of Trustees COP	5.250	10/01/2022	10/01/2017	A	2,139,772
1,020,000	University of Illinois Board of Trustees COP	5.250	10/01/2026	10/01/2017	A	1,034,321

26        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$370,000	University Park, IL (Village of University Park Illinois)	4.100%	12/01/2017	06/30/2017	A	$371,010

385,000	University Park, IL (Village of University Park Illinois)	4.200	12/01/2018	06/30/2017	A	386,055

280,000	University Park, IL (Village of University Park Illinois)	4.250	12/01/2017	06/30/2017	A	280,692

70,000	University Park, IL (Village of University Park Illinois)	4.250	12/01/2018	06/30/2017	A	70,153

700,000	Western IL EDA (Jacksonville School District No. 117)	2.000	01/01/2018	01/01/2018		703,409

20,455,000	Will County, IL Community Unit School District No. 365 (Valley View)	3.443 [2]	11/01/2023	11/01/2023		17,470,002

750,000	Will County, IL School District No. 88A Richland	4.100	10/01/2025	10/01/2019	A	784,193

						131,594,945

Indiana—1.3%
890,000	Gary Chicago, IN International Airport Authority	5.500	02/01/2025	02/01/2019	A	930,744

1,000,000	Hammond, IN Local Public Improvement District	5.000	02/01/2024	02/01/2018	A	1,017,930

6,305,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)	1.000 [1]	07/01/2039	06/07/2017	A	6,305,000

3,000,000	Indiana, IN Bond Bank Special Program Floaters Series 2015-XF0115	1.130 [1]	04/15/2019	06/07/2017	A	3,000,000

615,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)	5.050	04/01/2026	06/11/2023	B	602,184

835,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)	4.500	01/01/2026	08/17/2023	B	818,667

60,000	South Bend, IN Community School Building Corp.	4.125	07/15/2018	07/15/2017	A	60,230

						12,734,755

Iowa—0.0%
265,000	Carlisle, IA Community School District	4.000	05/01/2022	06/30/2017	A	265,475

10,000	IA HFA (Multifamily Hsg.)	6.000	04/01/2021	10/01/2017	A	10,127

						275,602

Kansas—0.0%
20,000	Johnson County, KS GO	4.000	09/01/2017	06/30/2017	A	20,054

70,000	KS Devel. Finance Authority (Emporia State University)	4.200	04/01/2021	06/30/2017	A	70,179

155,000	Olathe, KS Health Facilities (Olathe Medical Center/Olathe Medical Services/Miami County Medical Center Obligated Group)	5.125	09/01/2019	09/01/2017	A	156,629

27        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Kansas (Continued)
$70,000	Olathe, KS Health Facilities (Olathe Medical Center/Olathe Medical Services/Miami County Medical Center Obligated Group)	5.125%	09/01/2019	09/01/2017	A	$70,757

						317,619

Kentucky—0.5%
460,000	Corbin, KY Independent School District	2.000	02/01/2018	02/01/2018		463,376

5,000,000	KY EDFA (Masonic Home Independent Living II)	2.500	05/15/2022	05/15/2022		4,957,100

10,000	KY Rural Water Finance Corp.	4.375	02/01/2023	06/30/2017	A	10,027

10,000	KY Rural Water Finance Corp.	4.750	02/01/2028	06/30/2017	A	10,030

						5,440,533

Louisiana—0.3%
1,750,000	LA Tobacco Settlement Financing Corp. (TASC)	5.000	05/15/2020	05/15/2020		1,895,408

445,000	LA Tobacco Settlement Financing Corp. (TASC)	5.000	05/15/2026	06/30/2017	A	446,424

390,000	Monroe, LA Sales Tax	3.000	03/01/2020	06/30/2017	A	390,456

						2,732,288

Maine—0.0%
50,000	ME H&HEFA (Central Maine Medical Center)	4.400	07/01/2025	06/30/2017	A	50,084

Maryland—0.0%
100,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.400	07/01/2021	06/30/2017	A	100,257

35,000	MD H&HEFA (Johns Hopkins Health System)	4.987 [2]	07/01/2019	07/01/2018	B	31,846

50,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	4.250	06/30/2019	06/30/2017	A	50,132

						182,235

Massachusetts—1.7%
2,145,000	Boston, MA Water & Sewer	5.250	11/01/2019	09/17/2018	B	2,253,172

250,000	MA Devel. Finance Agency (Avon Association)	5.000	04/01/2018	04/01/2018		256,192

345,000	MA Devel. Finance Agency (Lawrence General Hospital)	5.000	07/01/2018	07/01/2018		355,616

15,000	MA Devel. Finance Agency (Linden Ponds)	4.680	11/15/2021	06/30/2017	A	15,147

32,459	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2018	05/03/2018	B	33,074

380,000	MA Devel. Finance Agency (Wheelock College)	5.000	10/01/2017	10/01/2017		383,728

28        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Massachusetts (Continued)
$100,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	4.750%	07/01/2022	06/30/2017	A	$100,273
780,000	MA H&EFA (Milford Regional Medical Center)	5.000	07/15/2022	07/15/2017	A	783,510
50,000	MA Ralph C. Mahar Regional School District	4.000	08/01/2018	06/30/2017	A	50,133
40,000	MA Ralph C. Mahar Regional School District	4.000	08/01/2019	06/30/2017	A	40,102
4,000,000	MA School Building Authority	5.000	08/15/2025	08/15/2022	A	4,710,640
1,750,000	MA Special Obligation[4]	3.132	01/01/2018	01/01/2018		1,745,065
100,000	MA Special Obligation (Consolidated Loan)[4]	3.531	06/01/2017	06/01/2017		100,000
5,725,000	MA Water Resources Authority	6.500	07/15/2019	04/16/2018	B	5,984,686
5,000	Worcester, MA GO	4.125	09/15/2023	06/30/2017	A	5,013
10,000	Worcester, MA GO	4.200	11/01/2024	06/30/2017	A	10,026

						16,826,377

Michigan—1.3%
400,000	Allen Park, MI GO	4.000	04/01/2020	06/30/2017	A	401,020
360,000	Charyl Stockwell Academy, MI Public School Academy	4.875	10/01/2023	12/08/2020	B	369,443
4,000,000	Detroit, MI City School District Floaters Series 2016-XG0091 Trust	0.980 [1]	11/01/2031	06/07/2017	A	4,000,000
1,100,000	Detroit, MI Downtown Devel. Authority	4.750	07/01/2025	06/30/2017	A	1,113,409
31,000	Detroit, MI GO	5.250	04/01/2019	06/30/2017	A	31,097
50,000	Detroit, MI Sewer Disposal System	5.250	07/01/2019	07/01/2017	A	50,176
515,000	Detroit, MI Sewer Disposal System	5.500	07/01/2017	07/01/2017		516,988
50,000	Detroit, MI Sewer Disposal System	5.739 [2]	07/01/2018	07/01/2018		48,085
50,000	Detroit, MI Water Supply System	4.800	07/01/2018	07/01/2018		52,042
2,190,000	Detroit, MI Water Supply System	5.750	07/01/2025	07/01/2018	A	2,295,689
100,000	Highland Park, MI Building Authority	7.750	05/01/2018	03/21/2018	B	105,116
345,000	Lapeer, MI GO	5.000	12/01/2017	12/01/2017		351,848
695,000	MI Hsg. Devel. Authority, Series A	4.750	10/01/2019	06/23/2018	A	719,909
570,000	Muskegon Heights, MI Water System	4.000	11/01/2026	11/01/2017	A	574,138
50,000	Northville, MI Public Schools	4.000	05/01/2019	06/30/2017	A	50,122
1,400,000	Summit Academy North, MI Public School Academy	4.000	11/01/2024	11/11/2023	B	1,364,846
1,115,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2018	11/01/2017	A	1,127,979
375,000	Wayne, MI GO	4.400	10/01/2021	10/01/2017	A	375,495

						13,547,402

29        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Minnesota—0.6%
$3,500,000	Minneapolis, MN Multifamily Hsg. (Plymouth Stevens House)	1.000%	12/01/2017	12/01/2017		$3,498,390

845,000	Minneapolis, MN Multifamily Hsg. (Plymouth Stevens House)	2.000	12/01/2017	06/30/2017	A	845,143

565,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)	5.000	12/01/2018	06/07/2018	B	584,148

750,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (St. Paul City School)	4.500	07/01/2028	02/23/2024	B	734,595

100,000	Woodbury, MN Charter School (MSA Building Company)	2.900	12/01/2017	12/01/2017		100,426

205,000	Woodbury, MN Charter School (MSA Building Company)	3.650	12/01/2020	12/01/2020		211,966

						5,974,668

Mississippi—0.1%
800,000	MS Devel. Bank (Jackson Water & Sewer System)	5.250	12/01/2022	12/01/2022		937,048

105,000	Parkway East, MS Public Improvement District	4.250	05/01/2020	06/30/2017	A	105,011

						1,042,059

Missouri—1.3%
385,000	Brentwood, MO Tax Increment (Hanley Stadium Redevel.)	3.200	11/01/2021	02/24/2018	B	382,298

385,000	Kansas City, MO IDA (Sales Tax)	4.250	04/01/2026	12/25/2022	B	368,368

1,775,000	MO Devel. Finance Board (Branson Landing)[3]	6.000	06/01/2020	07/05/2019	B	1,879,281

5,000	MO Environmental Improvement & Energy Resources Authority	4.250	07/01/2026	06/30/2017	A	5,013

40,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	06/30/2017	A	40,136

70,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	06/30/2017	A	72,146

75,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	06/30/2017	A	75,291

9,940,000	St. Louis, MO Airport (Lambert- St. Louis International Airport) Floaters Series 2007 DCL-004 Trust	0.960 [1]	07/01/2026	06/07/2017	A	9,940,000

						12,762,533

Nevada—1.0%
1,150,000	Boulder City, NV Utility	5.000	09/01/2017	06/30/2017	A	1,153,979

1,340,000	Clark County, NV Improvement District (Caesars Palace Realty Corp./Parball Corp. Obligated Group)	4.500	08/01/2025	08/01/2017	A	1,347,598

30        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Nevada (Continued)
$2,000,000	Clark County, NV School District	3.500%	06/15/2024	06/15/2017	A	$2,002,100

140,000	Clark County, NV School District	5.000	06/15/2021	06/15/2018	A	146,045

1,045,000	North Las Vegas, NV GO	5.000	05/01/2021	06/30/2017	A	1,045,627

1,105,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2021	06/30/2017	A	1,105,663

1,000,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2022	06/30/2017	A	1,000,390

1,500,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2023	06/30/2017	A	1,500,510

60,000	Reno, NV Hospital (RRMC/RTCS/RSMMC Obligated Group)	5.500	06/01/2023	06/01/2018	A	62,612

590,000	Reno, NV Hospital (RRMC/RTCS/RSMMC Obligated Group)	5.500	06/01/2023	06/01/2018	A	617,352

5,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000	09/01/2017	06/30/2017	A	5,015

						9,986,891

New Jersey—12.4%
250,000	Atlantic City, NJ GO3	5.000	03/01/2027	03/01/2027		286,877

425,000	Bound Brook Boro, NJ GO	4.000	02/15/2020	02/15/2018	A	434,401

3,515,000	Casino Reinvestment Devel. Authority of NJ	5.000	11/01/2023	11/01/2023		3,857,537

25,000	Casino Reinvestment Devel. Authority of NJ	5.250	06/01/2018	06/30/2017	A	25,455

2,525,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2019	06/30/2017	A	2,532,499

145,000	Casino Reinvestment Devel. Authority of NJ	5.250	06/01/2019	06/30/2017	A	147,640

1,500,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2024	06/30/2017	A	1,504,455

1,000,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)	5.250	01/01/2022	06/30/2017	A	1,002,890

75,000	Essex County, NJ Improvement Authority (Newark)	5.000	11/01/2020	11/13/2019	B	81,641

325,000	Newark, NJ GO	5.000	07/15/2017	07/15/2017		326,121

500,000	Newark, NJ GO	5.000	07/15/2017	07/15/2017		501,725

500,000	Newark, NJ GO	5.000	07/15/2018	07/15/2018		514,780

330,000	Newark, NJ GO	5.000	07/15/2018	07/15/2018		339,755

500,000	Newark, NJ GO	5.000	07/15/2019	07/15/2019		525,280

335,000	Newark, NJ GO	5.000	07/15/2019	07/15/2019		351,938

1,000,000	NJ Building Authority	5.000	06/15/2025	06/15/2025		1,241,730

1,500,000	NJ Building Authority	5.000	06/15/2025	06/15/2025		1,762,125

40,000	NJ COP Equipment Lease Purchase	5.000	06/15/2017	06/15/2017		40,065

10,000	NJ EDA (Motor Vehicle Surcharges)	4.500	07/01/2024	06/30/2017	A	10,029

7,660,000	NJ EDA (Motor Vehicle Surcharges)	5.250	07/01/2025	07/01/2025		9,027,387

15,000	NJ EDA (Municipal Loan Pool)	4.625	11/15/2020	06/30/2017	A	15,044

31        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New Jersey (Continued)

$250,000	NJ EDA (School Facilities Construction)	2.596%[1]	02/01/2018	07/01/2017	A	$251,685

2,000,000	NJ EDA (School Facilities Construction)	5.000	03/01/2023	03/01/2023		2,156,960

3,000,000	NJ EDA (School Facilities Construction)	5.000	03/01/2025	03/01/2023	A	3,206,160

3,010,000	NJ EDA (School Facilities Construction)	5.500	09/01/2023	09/01/2023		3,521,128

6,000,000	NJ EDA (School Facilities Construction)	5.500	09/01/2024	09/01/2024		6,857,040

1,000,000	NJ Educational Facilities Authority (Higher Education)	5.000	06/15/2026	06/15/2024	A	1,062,710

20,000	NJ Educational Facilities Authority (Rowan University)	4.125	07/01/2026	07/01/2017	A	20,049

45,000	NJ Educational Facilities Authority (University of Medicine and Dentistry of New Jersey)	6.000	12/01/2017	12/01/2017		46,169

11,610,000	NJ Health Care Facilities Financing Authority (Hackensack University Medical Center)	5.125	01/01/2021	01/01/2018	A	11,900,831

4,520,000	NJ Health Care Facilities Financing Authority (SJHS/SJH&MC/GPD/ GPDH/SJRC/HviewA/HsideA/ Hhouse/SJHlth/200HPC/SJWC/ SJWHF Obligated Group)	6.000	07/01/2018	01/05/2018	B	4,646,515

10,000	NJ Hsg. & Mtg. Finance Agency	4.375	11/01/2019	06/30/2017	A	10,026

15,000	NJ Sports & Expositions Authority	4.125	09/01/2018	06/30/2017	A	15,040

14,840,000	NJ Tobacco Settlement Financing Corp.[3]	4.500	06/01/2023	06/30/2017	A	14,930,079

20,000	NJ Tobacco Settlement Financing Corp.	4.625	06/01/2026	06/30/2017	A	20,051

3,000,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2029	06/30/2017	A	3,007,650

3,215,000	NJ Tobacco Settlement Financing Corp.[3]	5.389 [2]	06/01/2041	06/30/2017	A	874,159

52,175,000	NJ Tobacco Settlement Financing Corp.[3]	5.410 [2]	06/01/2041	06/30/2017	A	13,843,071

5,000,000	NJ Transportation Trust Fund Authority	5.000	06/15/2023	06/15/2018	A	5,168,650

1,645,000	NJ Transportation Trust Fund Authority	5.000	06/15/2025	06/15/2022	A	1,849,868

4,505,000	NJ Transportation Trust Fund Authority	5.250	12/15/2023	12/15/2023		4,983,521

1,370,000	NJ Transportation Trust Fund Authority	5.250	12/15/2023	12/15/2023		1,614,518

460,000	NJ Transportation Trust Fund Authority	5.250	06/15/2026	06/15/2021	A	489,711

200,000	NJ Transportation Trust Fund Authority	5.500	12/15/2017	12/15/2017		204,744

32        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New Jersey (Continued)

$12,160,000	NJ Transportation Trust Fund Authority	5.500%	12/15/2019	12/15/2019		$13,241,632

5,000,000	NJ Transportation Trust Fund Authority	5.500	12/15/2020	12/15/2020		5,573,850

890,000	NJ Turnpike Authority	6.000	01/01/2019	07/08/2018	B	938,033

125,000	Salem County, NJ Improvement Authority (Stand Up for Salem)	5.375	08/15/2028	08/15/2017	A	126,081

						125,089,305

New Mexico—0.1%
210,000	Farmington, NM Hospital (San Juan Regional Medical Center)	5.000	06/01/2023	06/30/2017	A	210,723

540,000	University of New Mexico[3]	6.000	06/01/2021	09/03/2019	B	586,094

						796,817

New York—4.0%
310,000	Albany, NY IDA (Sage Colleges)	5.250	04/01/2019	10/05/2018	B	307,579

2,030,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000	04/01/2022	05/07/2020	B	2,100,685

750,000	Dutchess County, NY IDA (Bard College)	5.000	08/01/2022	08/01/2017	A	750,112

425,000	Jefferson County, NY IDA Solid Waste Disposal (Reenergy Black River LLC)	4.750	01/01/2020	02/08/2019	B	410,711

3,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.250 [5]	06/01/2026	06/30/2017	A	3,000,360

155,000	NY Counties Tobacco Trust VI (TASC)	4.000	06/01/2019	06/01/2019		163,589

345,000	NY Counties Tobacco Trust VI (TASC)	4.000	06/01/2020	06/01/2020		372,020

350,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2021	06/01/2021		398,409

300,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2022	06/01/2022		348,360

685,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2023	06/01/2023		810,684

460,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2026	06/01/2026		555,091

700,000	NY MTA, Series O	5.500	07/01/2017	07/01/2017		702,758

70,000	NYC GO4	4.250	08/01/2017	08/01/2017		69,972

6,455,000	NYC GO	5.000	08/01/2022	08/01/2021	A	7,446,036

9,070,000	NYC GO	5.000	10/01/2022	10/01/2022		10,778,153

210,000	NYC IDA (Queens Baseball Stadium)	5.000	01/01/2018	06/30/2017	A	210,712

1,265,000	NYS DA (ALIA-PSCH)[3]	4.800	12/01/2023	04/23/2021	B	1,268,302

33        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York (Continued)

$20,000	NYS DA (Brookdale Family Care Centers/Urban Strategies- Brookdale Family Care Center Obligated Group)	4.000%	11/15/2017	06/30/2017	A	$20,053

4,860,000	NYS UDC (State Facilities)	5.700	04/01/2020	04/15/2019	B	5,255,993

4,275,000	Oyster Bay, NY GO	4.000	06/01/2018	06/01/2018		4,328,993

100,000	Poughkeepsie City, NY GO	4.000	03/15/2019	06/30/2017	A	100,242

50,000	Ramapo, NY GO	4.000	08/01/2020	06/30/2017	A	50,121

100,000	Ramapo, NY GO	4.000	08/01/2021	06/30/2017	A	100,240

5,000	Riverhead, NY GO	4.000	12/01/2023	06/30/2017	A	5,010

455,000	St. Lawrence County, NY IDA (Curran Renewable Energy)	6.200	12/01/2017	12/01/2017		453,926

30,000	Suffolk County, NY IDA (Dowling College)[6]	6.700	12/01/2020	07/01/2019	B	8,998

						40,017,109

North Carolina—0.2%
100,000	Charlotte, NC COP	3.000	06/01/2022	06/30/2017	A	100,173

1,970,000	NC Grant Anticipation Revenue (Vehicle)	4.000 [1]	03/01/2023	09/01/2017	A	1,984,539

250,000	NC Medical Care Commission (Catholic Health East)	5.250	11/15/2022	06/30/2017	A	250,900

5,000	University of North Carolina System (NCATSU/UNCC/UNCG/ UNCW/UNCA Obligated Group)	5.000	04/01/2022	06/30/2017	A	5,016

						2,340,628

North Dakota—0.0%
80,000	Williston, ND Sales Tax	3.000	05/01/2020	03/15/2020	B	78,898

Ohio—1.4%
150,000	Akron, OH Sewer System	5.000	12/01/2017	12/01/2017		152,805

1,355,000	Butler County, OH Hospital Facilities (UCH/UCHS/ UCMC/WCHosp/UCPC Obligated Group)	5.500	11/01/2022	11/01/2020	A	1,539,199

30,000	Cincinnati, OH GO	4.250	12/01/2017	06/30/2017	A	30,088

5,520,000	Cleveland, OH Waterworks (Dept. of Public Utilities Division)	5.500	01/01/2021	07/27/2019	B	6,020,057

90,000	Lorain, OH Urban Renewal	4.250	12/01/2017	06/30/2017	A	90,222

2,325,000	OH Higher Educational Facility Commission (Hiram College)	6.000	10/01/2021	09/15/2018	A	2,356,248

2,460,000	OH Higher Educational Facility Commission (University of Dayton)[4]	2.584	12/01/2023	12/01/2023		2,485,855

1,000,000	OH River South Authority (Lazarus Building Redevel.)	5.750	12/01/2027	12/01/2017	A	1,014,360

34        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Ohio (Continued)

$5,000	Parma, OH City School District COP	4.000%	12/01/2017	06/30/2017	A	$5,011

						13,693,845

Oklahoma—0.4%
670,000	McGee Creek, OK Water Authority	6.000	01/01/2023	09/02/2020	B	745,998

2,490,000	OK Devel. Finance Authority (Haverland Carter Lifestyle Group/La Vida Llena/Sommerset Neighborhood Obligated Group)	5.000	07/01/2025	09/22/2022	B	2,798,511

190,000	OK Municipal Power Authority	5.750	01/01/2024	03/27/2020	B	211,850

20,000	Oklahoma County, OK HFA (Single Family Mtg.)	4.300	10/01/2020	06/30/2017	A	20,049

						3,776,408

Oregon—0.0%
5,000	Clackamas County, OR School District No. 86	4.350	06/15/2025	06/30/2017	A	5,013

5,000	OR Bond Bank (OR Economic & Community Devel.)	4.000	01/01/2024	06/30/2017	A	5,110

210,000	OR Health & Science University	2.975 [2]	07/01/2021	07/29/2019	B	188,028

10,000	Tualatin, OR GO	4.000	12/15/2022	06/30/2017	A	10,024

40,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)	4.750	05/01/2029	06/30/2017	A	40,124

15,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)	5.000	05/01/2022	06/30/2017	A	15,050

100,000	Umatilla County, OR School District No. 61 (Stanfield)	3.950	06/15/2018	06/30/2017	A	100,251

						363,600

Other Territory—4.2%
19,755,000	Public Hsg. Capital Fund Multi- State Revenue Trust I SPEARS	1.330 [1]	12/01/2029	06/07/2017	A	19,755,000

7,875,000	Public Hsg. Capital Fund Multi- State Revenue Trust II SPEARS	1.380 [1]	09/01/2029	06/07/2017	A	7,875,000

628,045	Public Hsg. Capital Fund Multi- State Revenue Trust III	5.000	07/01/2022	07/01/2022		642,923

14,510,000	Public Hsg. Capital Fund Multi- State Revenue Trust III SPEARS	1.330 [1]	06/01/2030	06/07/2017	A	14,510,000

						42,782,923

Pennsylvania—3.7%
150,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)	4.750	05/01/2025	06/30/2017	A	150,390

1,500,000	Bangor, PA Area School District	2.500	03/15/2023	09/15/2017	A	1,504,425

35        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Pennsylvania (Continued)

$20,000	Dauphin County, PA General Authority (Pinnacle Health)	5.250%	06/01/2017	06/01/2017		$20,000

65,000	Dauphin County, PA General Authority (Pinnacle Health)	5.250	06/01/2017	06/01/2017		65,000

1,000,000	Delaware Valley, PA Regional Financial Authority	5.750	07/01/2017	07/01/2017		1,004,140

3,100,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000	07/01/2027	07/01/2020	A	3,202,827

345,000	Hazleton, PA GO	4.000	12/01/2017	06/30/2017	A	345,959

355,000	Hazleton, PA GO	4.050	12/01/2018	06/30/2017	A	356,001

365,000	Hazleton, PA GO	4.100	12/01/2019	06/30/2017	A	366,051

2,075,000	Luzerne County, PA GO	5.000	05/15/2022	05/15/2022		2,350,581

2,260,000	Luzerne County, PA GO	5.000	05/15/2023	05/15/2023		2,601,283

2,795,000	Luzerne County, PA GO	5.000	11/15/2023	11/15/2023		3,231,942

1,115,000	Luzerne County, PA GO	7.000	11/01/2018	05/13/2018	B	1,170,070

3,090,000	PA Convention Center Authority	6.000	09/01/2019	09/15/2018	B	3,280,715

2,750,000	PA EDFA (US Airways Group)	8.000	05/01/2029	05/01/2020	A	3,125,375

2,520,000	PA State Public School Building Authority (Philadelphia School District)	5.000	04/01/2018	04/01/2018		2,588,468

6,200,000	PA State Public School Building Authority (Philadelphia School District)	5.000	06/01/2023	06/01/2023		7,040,844

730,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.250	06/15/2023	02/27/2021	B	806,212

50,000	Pittsburgh & Allegheny County, PA Sports & Exhibition Authority	4.050	02/15/2018	06/30/2017	A	50,102

500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)	5.000	11/15/2021	05/15/2020	A	559,775

825,000	Stroudsburg, PA Area School District	3.000	04/01/2027	06/30/2017	A	825,512

1,010,000	Wilkes-Barre, PA Area School District	5.000	08/01/2024	08/01/2024		1,179,751

1,160,000	Wilkes-Barre, PA Area School District	5.000	08/01/2026	08/01/2026		1,372,152

						37,197,575

Rhode Island—0.0%
10,000	RI Clean Water Finance Agency	4.500	10/01/2022	06/30/2017	A	10,029

5,000	RI Clean Water Protection Finance Agency	5.000	10/01/2018	06/30/2017	A	5,017

100,000	RI Clean Water Protection Finance Agency	5.500	10/01/2018	06/30/2017	A	101,070

50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)	5.000	11/01/2019	06/30/2017	A	50,169

36        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Rhode Island (Continued)

$5,000	RI Health & Educational Building Corp. (Public Schools)	4.500%	05/15/2024	06/30/2017	A	$5,014

						171,299

South Carolina—0.0%
5,000	Myrtle Beach, SC Public Facilities Corp. COP (Myrtle Beach Stadium)	5.000	07/01/2018	06/30/2017	A	5,016

Tennessee—2.9%
380,000	Bristol, TN Industrial Devel. Board	4.722 [2]	12/01/2018	12/01/2018		360,434

1,250,000	Bristol, TN Industrial Devel. Board	4.846 [2]	12/01/2019	12/01/2019		1,141,275

1,000,000	Bristol, TN Industrial Devel. Board	4.909 [2]	12/01/2020	12/01/2020		871,050

10,000,000	Chattanooga, TN HE&HFB (Catholic Health Initiatives)	1.190 [1]	05/01/2039	06/07/2017	A	10,000,000

2,720,000	Chattanooga, TN HE&HFB (Catholic Health Initiatives) Floaters Series 2015-XF1023 Trust	1.030 [1]	01/01/2045	06/07/2017	A	2,720,000

675,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000	12/15/2017	12/15/2017		689,067

825,000	Elizabethton, TN H&EFB (MSHA/ BRMMC/SCCH/NCH Obligated Group)	7.000	07/01/2020	01/31/2019	B	897,699

10,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Vanderbilt University Medical Center) Floaters Series 2016-XF1054 Trust	0.980 [1]	07/01/2046	06/07/2017	A	10,000,000

2,000,000	TN Energy Acquisition Gas Corp.	5.000	02/01/2019	02/01/2019		2,114,420

200,000	TN Energy Acquisition Gas Corp.	5.250	09/01/2018	09/01/2018		209,530

200,000	TN Energy Acquisition Gas Corp.	5.250	09/01/2019	09/01/2019		216,898

						29,220,373

Texas—8.4%
1,190,000	Alamo, TX Community College District	5.000	08/15/2019	08/15/2017	A	1,200,329

725,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)	4.000	06/15/2026	06/17/2023	B	712,573

29,920,000	Austin, TX GO	5.250	05/15/2025	06/26/2023	B	36,348,013

75,000	Bedford, TX GO	5.000	02/01/2018	06/30/2017	A	75,258

1,200,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital	5.000	12/01/2023	12/01/2023		1,304,208

1,865,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital	5.000	12/01/2024	12/01/2024		2,010,377

100,000	Bowie County, TX (Pass-Through Toll)	4.000	08/01/2017	06/30/2017	A	100,263

37        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Texas (Continued)

$10,000	Brazoria County, TX Municipal Utility District No. 26	4.125%	09/01/2018	06/30/2017	A	$10,018

2,420,000	Brazoria-Fort Bend County, TX Municipal Utility District No. 1	1.000	09/01/2017	09/01/2017		2,420,048

50,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)	7.750	02/15/2018	02/15/2018		50,873

425,000	Dallas, TX GO	5.000	02/15/2018	06/30/2017	A	433,096

190,000	Dallas, TX GO	5.000	02/15/2019	06/30/2017	A	190,608

675,000	El Paso County, TX Hospital District COP	5.000	08/15/2025	08/15/2023	A	777,411

4,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017	A	4,050,880

1,085,000	Fort Bend County, TX Levee Improvement District No. 11	4.050	09/01/2027	06/30/2017	A	1,087,691

90,000	Gainesville, TX Hospital District	4.000	08/15/2019	08/15/2017	A	90,579

10,000	Harris County, TX GO	5.000	10/01/2023	06/30/2017	A	10,034

14,000,000	Houston, TX GO	5.000	03/01/2018	03/01/2018		14,435,400

20,000	Lower Valley, TX Water District	5.000	09/15/2018	06/30/2017	A	20,068

275,000	Maverick County, TX GO COP	5.000	03/01/2020	06/30/2017	A	276,009

25,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.000	09/15/2017	09/15/2017		25,150

175,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.000	09/15/2018	09/15/2018		179,165

800,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	3.000	11/15/2021	11/15/2021		788,000

15,000	North TX Municipal Water District (Parker Creek)	5.125	06/01/2023	06/30/2017	A	15,031

130,000	Red River, TX Health Facilities Devel. Corp. (Wichita Falls Retirement Foundation)	4.700	01/01/2022	02/04/2020	B	137,554

490,000	Robstown, TX GO COP	3.345 [2]	03/01/2024	03/01/2024		396,851

250,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	4.900	09/15/2024	06/25/2022	B	247,585

635,000	South Limestone, TX Hospital District	4.950	03/01/2022	09/04/2021	B	638,156

1,145,000	South Limestone, TX Hospital District	4.950	03/01/2024	09/01/2018	A	1,167,282

960,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)[3]	3.875	11/15/2022	05/15/2019	A	965,146

5,100,000	Tarrant County, TX Hsg. Finance Corp. (Reserve Quebec Apartments)	1.000	08/01/2018	08/01/2018		5,094,390

38        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Texas (Continued)

$7,750,000	TX Municipal Gas Acquisition & Supply Corp.	6.250%	12/15/2026	08/04/2023	B	$9,557,765

55,000	TX Public Finance Authority Charter School Finance Corp. (Uplift Education)	5.350	12/01/2017	12/01/2017		56,084

						84,871,895

Utah—0.4%
5,185,000	UT Transit Authority	4.283 [2]	06/15/2023	06/15/2017	A	3,880,713

Vermont—0.1%
370,000	Burlington, VT GO	5.000	11/01/2017	11/01/2017		376,138

390,000	Burlington, VT GO	5.000	11/01/2018	11/01/2018		411,657

200,000	Burlington, VT GO	5.000	11/01/2021	11/01/2021		229,584

						1,017,379

Virginia—0.4%
400,000	Chesterfield County, VA EDA (Brandermill Woods)	5.000	01/01/2019	01/01/2019		413,652

485,000	Richmond, VA MTA	5.250	07/15/2017	07/15/2017		487,513

2,925,000	Upper Occoquan, VA Sewage Authority	5.150	07/01/2020	01/23/2019	B	3,114,686

5,000	Virginia Beach, VA Devel. Authority (Virginia Beach General Hospital)	5.125	02/15/2018	02/15/2018		5,111

						4,020,962

Washington—0.5%
10,000	Grant County, WA Public Hospital District No. 1 (Samaritan Hospital)	5.250	09/01/2019	06/30/2017	A	10,031

25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	06/30/2017	A	25,005

770,000	Snohomish County, WA Public Utility District No. 1	6.800	01/01/2020	01/28/2019	B	838,892

3,205,000	WA GO	5.000	07/01/2023	07/01/2023		3,878,755

						4,752,683

West Virginia—0.2%
2,200,000	WV Hospital Finance Authority (Charleston Area Medical Center)	5.125	09/01/2023	09/01/2019	A	2,352,130

Wisconsin—0.4%
2,000,000	Manitowoc County, WI GO	3.000	11/01/2017	06/30/2017	A	2,003,440

45,000	Weston, WI Community Devel. Authority	4.400	10/01/2018	06/30/2017	A	45,127

435,000	WI H&EFA (Children’s Hospital of Wisconsin/Milwaukee)	5.250	08/15/2022	08/15/2018	A	458,838

39        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Wisconsin (Continued)

$325,000	WI Public Finance Authority Charter School (Voyager Foundation)	4.125%	10/01/2024	01/15/2021	A	$333,596

800,000	WI Public Finance Authority Higher Education Facilities (Wittenberg University)	4.000	12/01/2020	12/01/2020		797,672

565,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)[3]	4.000	01/01/2024	11/19/2020	B	579,464

						4,218,137

U.S. Possessions—6.1%
250,000	Guam Power Authority, Series A	5.000	10/01/2022	10/01/2022		287,242

3,150,000	Puerto Rico Commonwealth GO4,7	2.616	07/01/2018	07/01/2018		3,141,621

11,365,000	Puerto Rico Commonwealth GO4,7	2.636	07/01/2019	07/01/2019		11,327,268

6,560,000	Puerto Rico Commonwealth GO4,7	2.656	07/01/2020	07/01/2020		6,560,590

730,000	Puerto Rico Commonwealth GO7	4.125	07/01/2020	06/30/2017	A	730,920

380,000	Puerto Rico Commonwealth GO7	4.500	07/01/2023	06/30/2017	A	380,593

800,000	Puerto Rico Commonwealth GO7	5.000	07/01/2023	07/01/2017	A	801,608

290,000	Puerto Rico Commonwealth GO7	5.000	07/01/2029	06/30/2017	A	290,542

90,000	Puerto Rico Commonwealth GO7	5.250	07/01/2019	06/30/2017	A	90,211

75,000	Puerto Rico Commonwealth GO7	5.250	07/01/2021	06/30/2017	A	75,160

90,000	Puerto Rico Commonwealth GO7	5.250	07/01/2022	06/30/2017	A	90,149

420,000	Puerto Rico Commonwealth GO7	5.500	07/01/2018	07/01/2018		434,931

1,130,000	Puerto Rico Commonwealth GO7	5.500	07/01/2019	07/01/2019		1,201,698

275,000	Puerto Rico Commonwealth GO7	5.500	07/01/2019	07/01/2019		292,449

345,000	Puerto Rico Commonwealth GO7	5.500	07/01/2021	07/01/2021		381,539

500,000	Puerto Rico Convention Center Authority[7]	5.000	07/01/2019	06/30/2017	A	501,105

40,000	Puerto Rico Electric Power Authority[7,8]	3.186 [2]	07/01/2017	07/01/2017		39,976

20,000	Puerto Rico Electric Power Authority[7,8]	3.272 [2]	07/01/2017	07/01/2017		19,988

40,000	Puerto Rico Electric Power Authority[7,8]	3.694 [2]	07/01/2017	07/01/2017		39,976

2,555,000	Puerto Rico Electric Power Authority, Series LL7	5.500	07/01/2017	07/01/2017		2,562,614

355,000	Puerto Rico Electric Power Authority, Series N8	4.374 [2]	07/01/2017	07/01/2017		354,783

1,365,000	Puerto Rico Electric Power Authority, Series N7,8	4.499 [2]	07/01/2017	07/01/2017		1,364,195

3,075,000	Puerto Rico Electric Power Authority, Series O8	3.459 [2]	07/01/2017	07/01/2017		3,073,124

1,335,000	Puerto Rico Electric Power Authority, Series O7,8	3.828 [2]	07/01/2017	07/01/2017		1,334,212

70,000	Puerto Rico Electric Power Authority, Series PP7	5.000	07/01/2022	06/30/2017	A	70,113

1,335,000	Puerto Rico Electric Power Authority, Series PP7	5.000	07/01/2023	06/30/2017	A	1,336,989

40        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$25,000	Puerto Rico Electric Power Authority, Series RR7	5.000%	07/01/2020	06/30/2017	A	$25,294

155,000	Puerto Rico Electric Power Authority, Series RR7	5.000	07/01/2021	06/30/2017	A	156,824

750,000	Puerto Rico Electric Power Authority, Series RR7	5.000	07/01/2022	06/30/2017	A	758,828

770,000	Puerto Rico Electric Power Authority, Series RR7	5.000	07/01/2024	06/30/2017	A	779,063

415,000	Puerto Rico Electric Power Authority, Series RR7	5.000	07/01/2028	06/30/2017	A	419,333

25,000	Puerto Rico Electric Power Authority, Series SS7	4.000	07/01/2019	06/30/2017	A	25,033

100,000	Puerto Rico Electric Power Authority, Series SS7	5.000	07/01/2018	06/30/2017	A	101,177

200,000	Puerto Rico Electric Power Authority, Series SS7	5.000	07/01/2019	06/30/2017	A	202,354

100,000	Puerto Rico Electric Power Authority, Series SS7	5.000	07/01/2020	06/30/2017	A	101,177

50,000	Puerto Rico Electric Power Authority, Series SS7	5.000	07/01/2021	06/30/2017	A	50,589

385,000	Puerto Rico Electric Power Authority, Series SS7	5.000	07/01/2022	06/30/2017	A	389,531

880,000	Puerto Rico Electric Power Authority, Series SS7	5.000	07/01/2023	06/30/2017	A	890,358

80,000	Puerto Rico Electric Power Authority, Series SS7	5.000	07/01/2024	06/30/2017	A	80,942

260,000	Puerto Rico Electric Power Authority, Series SS7	5.000	07/01/2025	06/30/2017	A	263,060

25,000	Puerto Rico Highway & Transportation Authority[7]	5.000	07/01/2018	07/01/2017	A	25,057

340,000	Puerto Rico Highway & Transportation Authority[7]	5.000	07/01/2022	07/01/2017	A	340,486

500,000	Puerto Rico Highway & Transportation Authority[7]	5.000	07/01/2028	06/30/2017	A	504,830

40,000	Puerto Rico Highway & Transportation Authority[7]	5.500	07/01/2020	07/01/2020		43,452

50,000	Puerto Rico Highway & Transportation Authority[7]	5.750	07/01/2019	06/30/2017	A	50,604

205,000	Puerto Rico Highway & Transportation Authority, Series D7	5.000	07/01/2032	06/30/2017	A	207,048

5,000	Puerto Rico Highway & Transportation Authority, Series G9,10	5.250	07/01/2019	07/01/2019		2,938

5,435,000	Puerto Rico Infrastructure Financing Authority, Series C7	5.500	07/01/2017	07/01/2017		5,448,261

170,000	Puerto Rico Municipal Finance Agency, Series A7	4.750	08/01/2022	06/30/2017	A	172,244

950,000	Puerto Rico Municipal Finance Agency, Series A7	5.000	08/01/2019	06/30/2017	A	956,289

41        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$455,000	Puerto Rico Municipal Finance Agency, Series A7	5.000%	08/01/2020	06/30/2017	A	$461,534
270,000	Puerto Rico Municipal Finance Agency, Series A7	5.000	08/01/2022	06/30/2017	A	273,877
360,000	Puerto Rico Municipal Finance Agency, Series A7	5.250	08/01/2017	06/30/2017	A	362,005
600,000	Puerto Rico Municipal Finance Agency, Series A7	5.250	08/01/2018	06/30/2017	A	608,058
875,000	Puerto Rico Municipal Finance Agency, Series A7	5.250	08/01/2019	06/30/2017	A	886,751
120,000	Puerto Rico Municipal Finance Agency, Series A7	5.250	08/01/2020	06/30/2017	A	121,810
230,000	Puerto Rico Municipal Finance Agency, Series A7	5.250	08/01/2021	06/30/2017	A	233,089
20,000	Puerto Rico Municipal Finance Agency, Series A7	5.500	07/01/2017	07/01/2017		20,060
25,000	Puerto Rico Municipal Finance Agency, Series B7	5.250	07/01/2018	07/01/2018		25,762
1,000,000	Puerto Rico Public Buildings Authority[7]	5.250	07/01/2017	07/01/2017		1,003,430
200,000	Puerto Rico Public Buildings Authority[7]	5.500	07/01/2021	02/15/2019	B	218,152
1,605,000	Puerto Rico Public Buildings Authority[7]	5.500	07/01/2021	02/15/2019	B	1,683,709
1,000,000	Puerto Rico Public Buildings Authority[7]	6.000	07/01/2024	07/01/2018	A	1,031,500
4,590,000	Puerto Rico Public Finance Corp.[7,8]	5.125	06/01/2024	08/13/2022	B	5,244,075
40,000	University of Puerto Rico, Series P7	5.000	06/01/2023	06/30/2017	A	40,046
200,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2021	06/30/2017	A	207,836
50,000	V.I. Water & Power Authority	5.000	07/01/2019	06/30/2017	A	50,110

						61,250,172

Total Investments, at Value (Cost $968,886,487)—96.9%						977,725,747
Net Other Assets (Liabilities)—3.1						31,272,125

Net Assets—100.0%						$1,008,997,872

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. Represents the current interest rate for a variable or increasing rate security.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

42        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

7. Scheduled principal and interest payments are guaranteed by an insurer other than Financial Guaranty Insurance Corporation.

8. Proceeds from a pre-refunding bond have been escrowed in U.S. Treasury bonds and will be used to pay off this security. Treasury bonds are backed by the full faith and credit of the U.S. Government.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. Scheduled principal and interest payments are guaranteed by Financial Guaranty Insurance Corporation.

To simplify the listings of securities, abbreviations are used per the table below:

200HPC	200 Hospital Plaza Corp.
ACMC	Advocate Condell Medical Center
AH&HC	Advocate Health & Hospitals Corp.
AHCN	Advocate Health Care Metro
ALIA	Alliance of Long Island Agencies
ANSHN	Advocate North Side Health Network
ASH	Advocate Sherman Hospitals
ASN	Annenberg School of Nursing
BCSC	Brandman Center for Senior Care
BRMMC	Blue Ridge Medical Management Corporation
CAHS	Carolinas Healthcare System
CDA	Communities Devel. Authority
CHR	Columbus Healthcare Resources
CHSvcs	Columbus Health Services
COP	Certificates of Participation
CRH	Columbus Regional Healthcare
CRHS	Columbus Regional Healthcare System
CRHSLT&HC	Columbus Ambulatory Healthcare System Long Term & Home Care
DA	Dormitory Authority
DRMCH	Downey Regional Medical Center Hospital
DrsH	Doctors Hospital
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
EVLAJHA	Eisenberg Village of the Los Angeles Jewish Home for the Aging
FEV	Fountainview at Eisenberg Village
GO	General Obligation
GPD	Genesis Property Development
GPDH	Genesis Property Development Holding
GVLAJHA	Grancell Village of the Los Angeles Jewish Home for the Aging
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HCBS	Home and Community Based Services
HDA	Hospital Devel. Authority
HE&HFB	Higher Educational and Housing Facility Board
HFA	Housing Finance Agency

43        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

HHospital	Hunghston Hospital
Hhouse	Harbor House
HsideA	Harborside Apartments
HviewA	Harborview Apartments
IC	Interhealth Corporation
IDA	Industrial Devel. Agency
IMC	IHC Management Corporation
JHAGS	JHA Geriatric Services
JHAW	JHA West 16
LAJHFTA	Los Angeles Jewish Home for the Aging
MRC	Methodist Retirement Communities
MSA	Math & Science Academy
MSHA	Mountain States Health Alliance
MTA	Metropolitan Transportation Authority
NCATSU	North Carolina Agricultural & Technical State University
NCH	Norton Community Hospital
NYC	New York City
NYS	New York State
PFA	Public Financing Authority
PIH	Presbyterian Intercommunity Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
RIBS	Residual Interest Bonds
RRMC	Renown Regional Medical Center
RSMMC	Renown South Meadows Medical Center
RTCS	Renown Transitional Care Services
SAVRS	Select Auction Variable Rate Securities
SCCH	Smyth County Community Hospital
SJH&MC	St. Joseph’s Health and Medical Center
SJHlth	St. Joseph’s Healthcare
SJHS	St. Joseph Health System
SJRC	St. Joseph’s Regional Cardiology
SJWC	St. Joseph’s Wayne Cardiology
SJWHF	St. Joseph’s Wayne Hospital Foundation
SPEARS	Short Puttable Exempt Adjustable Receipts
TASC	Tobacco Settlement Asset-Backed Bonds
TMC	The Medical Center
TUFF	The University Financing Foundation
UCH	UC Health
UCHS	UC Healthcare System
UCMC	University of Cincinnati Medical Center
UCPC	University of Cincinnati Physicians Company
UDC	Urban Development Corporation
UNCA	University of North Carolina at Asheville
UNCC	University of North Carolina at Charlotte
UNCG	University of North Carolina at Greensboro
UNCW	University of North Carolina at Wilmington
V.I.	United States Virgin Islands

44        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

WCHosp	West Chester Hospital
WMS	Women’s Medical Services

See accompanying Notes to Financial Statements.

45        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2017

Assets
Investments, at value (cost $968,886,487)—see accompanying statement of investments	$977,725,747

Cash	2,263,348

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	21,361,841
Interest	11,192,606
Shares of beneficial interest sold	1,990,745
Other	266,805

Total assets	1,014,801,092

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	3,502,333
Investments purchased on a when-issued or delayed delivery basis	1,809,880
Dividends	282,888
Distribution and service plan fees	111,710
Trustees’ compensation	14,586
Shareholder communications	7,904
Interest expense on borrowings	1,142
Other	72,777

Total liabilities	5,803,220

Net Assets	$1,008,997,872

Composition of Net Assets
Par value of shares of beneficial interest	$268,785

Additional paid-in capital	1,007,266,023

Accumulated net investment income	573,656

Accumulated net realized loss on investments	(7,949,852)

Net unrealized appreciation on investments	8,839,260

Net Assets	$1,008,997,872

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $415,924,347 and 110,802,425 shares of beneficial interest outstanding)	$3.75

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.84

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $105,242,869 and 28,039,460 shares of beneficial interest outstanding)	$3.75

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $487,830,656 and 129,942,724 shares of beneficial interest outstanding)	$3.75

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended May 31, 2017

Investment Income
Interest	$23,340,735

Expenses
Management fees	4,121,295

Distribution and service plan fees:
Class A	1,067,265
Class C	1,096,328

Transfer and shareholder servicing agent fees:
Class A	429,897
Class C	109,636
Class Y	431,704

Shareholder communications:
Class A	10,324
Class C	5,696
Class Y	20,077

Borrowing fees	578,386

Interest expense on borrowings	34,063

Trustees’ compensation	15,595

Custodian fees and expenses	8,511

Other	101,402

Total expenses	8,030,179

Net Investment Income	15,310,556

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(2,490,182)

Net change in unrealized appreciation/depreciation on investment transactions	1,357,626

Net Increase in Net Assets Resulting from Operations	$14,178,000

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2017	Year Ended May 31, 2016

Operations
Net investment income	$15,310,556	$13,066,585

Net realized loss	(2,490,182)	(2,897,325)

Net change in unrealized appreciation/depreciation	1,357,626	6,611,354

Net increase in net assets resulting from operations	14,178,000	16,780,614

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,557,529)	(6,525,073)
Class C	(846,946)	(943,377)
Class Y	(7,631,013)	(6,487,188)

	(15,035,488)	(13,955,638)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	15,211,144	122,257,599
Class C	2,470,045	37,145,716
Class Y	140,394,724	64,748,912

	158,075,913	224,152,227

Net Assets
Total increase	157,218,425	226,977,203

Beginning of period	851,779,447	624,802,244

End of period (including accumulated net investment income of $573,656 and $298,588, respectively)	$1,008,997,872	$851,779,447

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.74	$3.76	$3.75	$3.73
Income (loss) from investment operations:
Net investment income[2]	0.06	0.07	0.07	0.08	0.07
Net realized and unrealized gain (loss)	0.00	0.01	(0.02)	0.00	0.02

Total from investment operations	0.06	0.08	0.05	0.08	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.07)	(0.07)	(0.07)	(0.07)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[3]

Total Dividends and/or distributions to shareholders	(0.06)	(0.07)	(0.07)	(0.07)	(0.07)
Net asset value, end of period	$3.75	$3.75	$3.74	$3.76	$3.75

Total Return, at Net Asset Value[4]	1.54%	2.19%	1.39%	2.18%	2.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$415,924	$401,211	$277,507	$240,676	$207,739
Average net assets (in thousands)	$430,013	$343,886	$266,606	$260,158	$146,597
Ratios to average net assets:[5]
Net investment income	1.55%	1.78%	1.97%	2.05%	1.87%
Expenses excluding specific expenses listed below	0.79%	0.80%	0.81%	0.82%	0.80%
Interest and fees from borrowings	0.06%	0.03%	0.05%	0.03%	0.02%
Total expenses	0.85%	0.83%	0.86%	0.85%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.83%	0.86%	0.85%[6]	0.82%
Portfolio turnover rate	65%	51%	58%	72%	16%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.74	$3.76	$3.75	$3.73
Income (loss) from investment operations:
Net investment income[2]	0.03	0.04	0.05	0.05	0.04
Net realized and unrealized gain (loss)	0.00	0.01	(0.03)	0.00	0.02

Total from investment operations	0.03	0.05	0.02	0.05	0.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.04)	(0.04)	(0.04)	(0.04)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[3]

Total dividends and/or distributions to shareholders	(0.03)	(0.04)	(0.04)	(0.04)	(0.04)
Net asset value, end of period	$3.75	$3.75	$3.74	$3.76	$3.75

Total Return, at Net Asset Value[4]	0.78%	1.43%	0.63%	1.39%	1.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,243	$102,888	$65,412	$55,509	$36,381
Average net assets (in thousands)	$109,641	$82,289	$59,997	$55,118	$23,354
Ratios to average net assets:[5]
Net investment income	0.80%	1.02%	1.21%	1.27%	1.07%
Expenses excluding specific expenses listed below	1.54%	1.56%	1.57%	1.60%	1.62%
Interest and fees from borrowings	0.06%	0.03%	0.05%	0.03%	0.02%
Total expenses	1.60%	1.59%	1.62%	1.63%	1.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.59%	1.62%[6]	1.63%[6]	1.62%
Portfolio turnover rate	65%	51%	58%	72%	16%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Class Y	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$3.76	$3.74	$3.76	$3.75	$3.73
Income (loss) from investment operations:
Net investment income[2]	0.07	0.08	0.08	0.09	0.08
Net realized and unrealized gain (loss)	(0.01)	0.02	(0.02)	0.00	0.02

Total from investment operations	0.06	0.10	0.06	0.09	0.10
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.08)	(0.08)	(0.08)	(0.08)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[3]

Total dividends and/or distributions to shareholders	(0.07)	(0.08)	(0.08)	(0.08)	(0.08)
Net asset value, end of period	$3.75	$3.76	$3.74	$3.76	$3.75

Total Return, at Net Asset Value[4]	1.52%	2.72%	1.64%	2.42%	2.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$487,831	$347,680	$281,883	$83,920	$89,172
Average net assets (in thousands)	$432,229	$302,602	$143,236	$81,902	$53,415
Ratios to average net assets:[5]
Net investment income	1.80%	2.02%	2.16%	2.29%	2.10%
Expenses excluding specific expenses listed below	0.54%	0.55%	0.56%	0.57%	0.53%
Interest and fees from borrowings	0.06%	0.03%	0.05%	0.03%	0.02%

Total expenses	0.60%	0.58%	0.61%	0.60%	0.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.58%	0.61%[6]	0.60%	0.55%
Portfolio turnover rate	65%	51%	58%	72%	16%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2017

1. Organization

Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

52        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes
$873,498	$—	$7,795,084	$8,684,493

1. At period end, the Fund had $7,795,084 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included

53        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$7,795,084

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended May 31, 2017	Year Ended May 31, 2016
Distributions paid from:
Exempt-interest dividends	$15,025,332	$13,928,159
Ordinary income	10,156	27,479

Total	$15,035,488	$13,955,638

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$969,041,254

Gross unrealized appreciation	$9,722,561
Gross unrealized depreciation	(1,038,068)

Net unrealized appreciation	$8,684,493

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by

54        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a

55        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

56        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$38,783,022	$—	$38,783,022
Alaska	—	2,722,322	—	2,722,322
Arizona	—	15,726,041	—	15,726,041
Arkansas	—	25,089	—	25,089
California	—	132,122,324	—	132,122,324
Colorado	—	28,962,707	—	28,962,707
Connecticut	—	6,523,430	—	6,523,430
District of Columbia	—	722,269	—	722,269
Florida	—	70,493,955	—	70,493,955
Georgia	—	5,272,290	—	5,272,290
Idaho	—	1,006,440	—	1,006,440
Illinois	—	131,594,945	—	131,594,945
Indiana	—	12,734,755	—	12,734,755
Iowa	—	275,602	—	275,602
Kansas	—	317,619	—	317,619
Kentucky	—	5,440,533	—	5,440,533
Louisiana	—	2,732,288	—	2,732,288
Maine	—	50,084	—	50,084
Maryland	—	182,235	—	182,235
Massachusetts	—	16,826,377	—	16,826,377
Michigan	—	13,547,402	—	13,547,402
Minnesota	—	5,974,668	—	5,974,668
Mississippi	—	1,042,059	—	1,042,059
Missouri	—	12,762,533	—	12,762,533
Nevada	—	9,986,891	—	9,986,891
New Jersey	—	125,089,305	—	125,089,305
New Mexico	—	796,817	—	796,817
New York	—	40,008,111	8,998	40,017,109
North Carolina	—	2,340,628	—	2,340,628
North Dakota	—	78,898	—	78,898
Ohio	—	13,693,845	—	13,693,845
Oklahoma	—	3,776,408	—	3,776,408
Oregon	—	363,600	—	363,600
Other Territory	—	42,782,923	—	42,782,923
Pennsylvania	—	37,197,575	—	37,197,575
Rhode Island	—	171,299	—	171,299
South Carolina	—	5,016	—	5,016
Tennessee	—	29,220,373	—	29,220,373
Texas	—	84,871,895	—	84,871,895
Utah	—	3,880,713	—	3,880,713
Vermont	—	1,017,379	—	1,017,379
Virginia	—	4,020,962	—	4,020,962
Washington	—	4,752,683	—	4,752,683

57        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
West Virginia	$—	$2,352,130	$—	$2,352,130
Wisconsin	—	4,218,137	—	4,218,137
U.S. Possessions	—	61,250,172	—	61,250,172

Total Assets	$—	$977,716,749	$8,998	$977,725,747

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$(18,000)	$18,000

Total Assets	$(18,000)	$18,000

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a

58        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

4. Investments and Risks (Continued)

when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$1,809,880
Sold securities	21,361,841

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$4,959
Market Value	$2,938
Market Value as % of Net Assets	Less than 0.005%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates

59        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	68,743,902	$257,151,239	70,190,433	$262,872,756
Dividends and/or distributions reinvested	1,651,190	6,175,957	1,592,080	5,965,278
Redeemed	(66,441,641)	(248,116,052)	(39,121,442)	(146,580,435)

Net increase	3,953,451	$15,211,144	32,661,071	$122,257,599

Class C
Sold	10,408,365	$38,953,595	16,552,242	$62,009,135
Dividends and/or distributions reinvested	225,587	843,969	243,728	913,192
Redeemed	(9,997,022)	(37,327,519)	(6,881,241)	(25,776,611)

Net increase	636,930	$2,470,045	9,914,729	$37,145,716

Class Y
Sold	118,436,910	$442,995,837	69,471,729	$260,572,831
Dividends and/or distributions reinvested	2,010,476	7,518,830	1,697,627	6,361,249
Redeemed	(83,088,782)	(310,119,943)	(53,935,916)	(202,185,168)

Net increase	37,358,604	$140,394,724	17,233,440	$64,748,912

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$769,527,890	$615,521,959

60        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $500 million	0.400
Over $1 billion	0.370

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not

61        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

May 31, 2017	$61,599	$27,981	$39,834

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund

62        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

operating expenses after fee waiver and/or expense reimbursement (excluding (i) interest and fees from borrowing, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other unusual and infrequent expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.85% for Class A shares, 1.60% for Class C shares, and 0.60% for Class Y shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The Fund’s annual operating expenses may vary in future years.

    During the reporting period, the Manager did not waive fees and/or reimburse the Fund.

9. Borrowing and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

    The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.0618% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on

63        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowing and Other Financing (Continued)

the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.04% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

    At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$3,841,370
Average Daily Interest Rate	0.890%
Fees Paid	$519,437
Interest Paid	$32,921

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

    The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

    The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty

64        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

9. Borrowing and Other Financing (Continued)

may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$202,127

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Short Term Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Short Term Municipal Fund, including the statement of investments, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Short Term Municipal Fund as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 26, 2017

66 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.93% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

67 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Short Term Municipal Fund	1/24/17	92.0%	0.0%	8.0%

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2007) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of

70        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Edmund P. Giambastiani, Jr., Continued	Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2007) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 99 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2007) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2016) and Senior Portfolio Manager of the Sub-Adviser (since January 2017); Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 99 portfolios in the OppenheimerFunds complex.

74        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 99 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 99 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002- 2007). An officer of 99 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

76        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
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If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

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Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

77        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

78        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

79        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com
Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0621.001.0517 July 25, 2017

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $43,500 in fiscal 2017 and $43,800 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,050 in fiscal 2017 and $4,404 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and $518,750 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and $371,191 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,035,402 in fiscal 2017 and $894,345 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.   Audit Committee of Listed Registrants

Not applicable.

Item 6.   Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.   Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/14/2017